EXHIBIT 10.23


                            STOCK PURCHASE AGREEMENT




                  AGREEMENT  made as of this __ day of  _________,  20__, by and
between       WeServeHomes.com,       Inc.       (the       "Company")       and
_____________________________,   Optionee   under  the   Company's   2000  Stock
Option/Stock Issuance Plan.

                  All capitalized terms in this Agreement have the meanings assigned to them in this Agreement including the attached Appendix, the Notice of Grant and Option Agreement (as defined below).

A.       EXERCISE OF OPTION

1. Exercise. Optionee hereby purchases ___________ shares (the "Purchased Shares") of Stock pursuant to that certain option (the "Option") granted to Optionee on ____________________, 200__ (the "Grant Date") to purchase up to _______________ shares of Stock under the Plan at the exercise price of $______ per share (the "Exercise Price").

2. Payment. Concurrently with the delivery of this Agreement to the Company, Optionee shall pay the aggregate Exercise Price for the Purchased Shares in accordance with the provisions of the Stock Option Agreement relating to the Purchased Shares (the "Option Agreement") and shall deliver to the Company any other documents required pursuant to the Option Agreement as a condition to exercise together with a duly-executed blank Assignment Separate from
Certificate (in the form attached hereto as Exhibit I) with respect to the Purchased Shares.

3. Company May Hold Purchased Shares. The Company shall have the right to hold the certificates representing any Purchased Shares which are subject to Repurchase Rights or First Refusal Rights.

4. Stockholder Rights. Until such time as the Company exercises the Repurchase Rights or the First Refusal Rights, Optionee (or any successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares, including any Purchased Shares held by the Company hereunder, subject, however, to the transfer restrictions of Articles B and C.

B.       SECURITIES LAW COMPLIANCE

1. Restricted Securities. The Purchased Shares have not been registered under the Securities act of 1933 (the "Securities Act") and are being issued to Optionee in reliance upon the exemption from such registration provided by
Section 4(2) of the Securities Act or Rule 701 under the Securities Act. Optionee hereby confirms that Optionee has been informed that the Purchased Shares are restricted securities under the Securities Act and may not be resold or transferred unless the Purchased Shares are first registered under the Federal


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securities  laws or  unless an  exemption  from  such  registration  is available. Accordingly, Optionee hereby acknowledges that Optionee is prepared to hold the Purchased Shares for an indefinite period and that Optionee is aware that Rule 144 under the Securities Act, which exempts certain resales of unrestricted securities, is not currently available to exempt the resale of the Purchased Shares from the registration requirements of the Securities Act.

2. Restrictions on Disposition of Purchased Shares. Optionee shall make no disposition of the Purchased Shares (other than a Permitted Transfer) unless and until there is compliance with all of the following requirements:

(i) Optionee shall have provided the Company with a written summary of the terms and conditions of the proposed disposition.

(ii) Optionee shall have complied with all requirements of this Agreement applicable to the disposition of the Purchased Shares.

(iii) Optionee shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that (a) the proposed disposition does not require registration of the Purchased Shares under the Securities Act or (b) all appropriate action necessary for compliance with the registration requirements of the Securities Act or any exemption from registration available under the Securities Act (including Rule 144) has been taken.

                  The Company shall not be required (i) to transfer on its books any Purchased Shares which have been sold or transferred in violation of the provisions of this Agreement or (ii) to treat as the owner of the Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom the Purchased Shares have been transferred in contravention of this Agreement.

3. Restrictive Legends. In the Company's sole discretion, the stock certificates for the Purchased Shares may be endorsed with the following restrictive legends:

(i) "The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares may not be sold or offered for sale in the absence of (a) an effective registration statement for the shares under such Act, (b) a `no action' letter of the Securities and Exchange Commission with respect to such sale or offer or (c) satisfactory assurances to the Company that registration under such Act is not required with respect to such sale or offer."

(ii) "The shares represented by this certificate are subject to certain repurchase rights and rights of first refusal granted to the Company and accordingly may not be sold, transferred, assigned, pledged, hypothecated, encumbered, or in any manner disposed of except in conformity with the terms of a written Stock Purchase Agreement between the Company and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Company's principal corporate offices."

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C.       TRANSFER RESTRICTIONS

1. Restrictions on Transfer. Except for any Permitted Transfer, Optionee shall not sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Repurchase Rights. In addition, Purchased Shares, regardless of whether such Purchased Shares are subject to the Repurchase Rights, shall not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of in contravention of the First Refusal Rights or the Market Stand-Off.

2. Transferee Obligations. Each person (other than the Company) to whom the Purchased Shares are transferred by means of a Permitted Transfer shall, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) the Repurchase Rights, (ii) the First Refusal Rights and (iii) the Market Stand-Off, to the same extent such shares would be so subject if retained by Optionee.

3.       Market Stand-Off.

(a) In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including but not limited to the Company's initial public offering, Optionee (and any other Owner) shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Company or its lead underwriter. Such restriction (the "Market Stand-Off") shall be in effect for such period of time from and after the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed one hundred eighty (180) days with respect to any particular offering and the Market Stand-Off shall in all events terminate two (2) years after the effective date of the Company's initial public offering.

(b) Optionee (and any other Owner) shall be subject to the Market Stand-Off provided and only if and for the same duration officers and directors of the Company are also subject to similar restrictions.

(c) Any new, substituted or additional securities or other property which is by reason of any Recapitalization or Reorganization distributed with respect to, or exchanged for, the Purchased Shares shall be immediately subject to the Market Stand-Off, to the same extent the Purchased Shares are at the time subject to such provisions.

(d)  In  order  to  enforce  the  Market  Stand-Off,   the  Company  may  impose
stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period.

D.       REPURCHASE RIGHTS

1.  Grant.  The  Company  is  hereby  granted  rights   ("Repurchase   Rights"),
exercisable at any time during the 90-day period following the date Optionee ceases

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Employment  with  the  Company  for  any  reason  other  than  Permanent
Disability, death or Retirement or (if later) during the 90-day period following the execution date of this Agreement, to repurchase at the Exercise Price all or any portion of the Purchased Shares as to which Repurchase Rights have not lapsed in accordance with the schedule set forth in the Notice of Grant.

2. Exercise of Repurchase Rights. Repurchase Rights shall be exercised by written notice given to an Owner on or prior to the last day of the 90-day exercise period. The notice shall indicate the number of Purchased Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than 30 days after such notice is given. If the Company does not hold the certificates representing Purchased Shares to be repurchased, such certificates, together with a stock power(s) duly executed in blank, shall be delivered to the Company prior to the close of business on the date specified for the repurchase. On the date of repurchase, the Company shall pay to Owner, in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Exercise Price previously paid for the Purchased Shares which are being repurchased.

3. Termination of the Repurchase Rights. Repurchase Rights shall lapse with respect to any Purchased Shares for which they are not timely exercised under Paragraph D.2. In addition, Repurchase Rights shall lapse in accordance with the schedule set forth in the Notice of Grant, Section 5 of the Option Agreement relating to termination of Employment with the Company, Section 7(a) of the Option Agreement relating to the consummation of a Corporate Transaction pursuant to which the Repurchase Rights are not assigned to the successor corporation (or parent thereof), and Section 7(d) of the Option Agreement relating to Optionee's Involuntary Termination within 18 months after the consummation of a Corporation Transaction. All Purchased Shares as to which Repurchase Rights lapse shall, subject to the terms of this Agreement and under the Option Agreement, remain subject to (i) the First Refusal Rights and (ii) the Market Stand-Off.

4. Aggregate Limitation. If the Option is exercised in more than one increment so that Optionee is a party to one or more other Stock Purchase Agreements (the "Prior Purchase Agreements") which are executed prior to the date of this Agreement, then the total number of Purchased Shares under this Agreement and all Prior Purchase Agreements which are not subject to Repurchase Rights shall not exceed in the aggregate the number of Purchased Shares which would not be subject to repurchase had all the Purchased Shares (including those acquired under the Prior Purchase Agreements) been acquired exclusively under this Agreement.

5. Recapitalization/Reorganization. Subject to Sections 7(a) and 7(d) of the Option Agreement, any new, substituted or additional securities or other property which is by reason of any Recapitalization or Reorganization distributed with respect to, or exchanged for, the Purchased Shares shall be immediately subject to Repurchase Rights, but only to the extent the Purchased Shares are at the time subject to Repurchase Rights. Appropriate adjustments to reflect such distribution shall be made to price per share to be paid upon exercise of Repurchase Rights in order to reflect the effect of any such Recapitalization or Reorganization upon the Company's capital structure; provided, however, that the aggregate Exercise Price shall remain

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the same. Any securities or other  property so  distributed  with respect to
Purchased Shares that are subject to Repurchase Rights may be held by the Company.

E.       RIGHTS OF FIRST REFUSAL

1. Grant. The Company is hereby granted rights of first refusal (the "First Refusal Rights"), exercisable in connection with any proposed transfer of Purchased Shares which are not subject to Repurchase Rights. For purposes of this Article E, the term "transfer" shall include any sale, transfer, assignment, pledge, hypothecate, encumbrance or other disposition of the Purchased Shares proposed or intended to be made by Owner, but shall not include any Permitted Transfer.

2. Notice of Disposition. In the event any Owner of Purchased Shares which are not subject to Repurchase Rights desires to accept a bona fide third-party offer for the transfer of any or all of such shares (the Purchased Shares subject to such offer to be hereinafter referred to as the "Target Shares"), Owner shall promptly (i) deliver to the Company written notice (the "Disposition Notice") of the terms of the offer, including the proposed purchase price and the identity of the third-party offeror, and (ii) provide proof satisfactory to the Company that the disposition of the Target Shares to such third-party offeror would not be in contravention of the provisions set forth in Articles B and C.

3. Exercise of First Refusal Rights. The Company shall, for a period of 45 days after the Disposition Notice is given, have the right to repurchase any or all of the Target Shares subject to the Disposition Notice upon the same terms as those specified in the Disposition Notice or upon such other terms (not materially different from those specified in the Disposition Notice) to which Owner consents. First Refusal Rights shall be exercised by written notice (the "Exercise Notice") given to an Owner on or prior to the last day of the 45-day exercise period. If First Refusal Rights are exercised with respect to all the Target Shares, then the Company shall effect the repurchase of such shares, including payment of the purchase price, not more than 15 business days after the Exercise Notice is given. If the Company does not hold the certificates representing the Target Shares, such certificates, together with stock power(s) duly executed in blank, shall be delivered to the Company prior to the close of business on the date specified for repurchase.

                  Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Company shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If Owner and the Company cannot agree on such cash value within 30 days after the Disposition Notice is given, the valuation shall be made by an appraiser of recognized standing selected by Owner and the Company or, if they cannot agree on an appraiser within 45 days after the Disposition Notice is given, each shall select an appraiser of recognized standing and the two (2) appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by Owner and the Company. The repurchase of Target Shares shall then be held on the later of (i) the 15th business day after the Exercise Notice is given or (ii) the 15th business day after such valuation shall have been made.


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4.  Non-Exercise of First Refusal Rights. In the event an Exercise Notice is not given to Owner on or prior to the last day of the 45-day exercise period, Owner shall have a period of 30 days thereafter in which to sell or otherwise dispose of the Target Shares to the third-party offeror identified in the Disposition Notice upon terms (including the purchase price) no more favorable to such third-party offeror than those specified in the Disposition Notice; provided, however, that any such sale or disposition shall not be effected in violation of Article B and Paragraph C.3. The third-party offeror shall acquire the Target Shares free and clear of the Repurchase Rights and the First Refusal Rights, but the acquired shares shall remain subject to Article B and Paragraph C.3. In the event Owner does not effect such sale or disposition of the Target Shares within the specified 30-day period, the First Refusal Rights shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until the First Refusal Rights lapse in accordance with this Article.

5. Partial Exercise of First Refusal Rights. In the event the Company gives a timely Exercise Notice with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Company given within 15 business days after Owner is given the Exercise Notice, to effect the sale of Target Shares pursuant to either of the following alternatives:

(i) sale or other disposition of all the Target Shares to the third-party offeror identified in the Disposition Notice, but in full compliance with the requirements of Paragraph E.4, as if the Company did not exercise the First Refusal Rights; or

(ii) sale to the Company of the portion of the Target Shares which the Company has elected to purchase, such sale to be effected in substantial conformity with the provisions of Paragraph E.3. First Refusal Rights shall continue to be applicable to any subsequent disposition of the remaining Target Shares until the First Refusal Rights lapse in accordance with this Article.

                  Failure of Owner to give timely notification under this Paragraph E.5 to the Corporation shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (i) above.

                  6. Recapitalization/Reorganization. Any new, substituted or additional securities or other property which is by reason of any Recapitalization or Reorganization distributed with respect to, or exchanged for, the Purchased Shares shall be immediately subject to First Refusal Rights, but only to the extent the Purchased Shares are at the time subject to First Refusal Rights. Any securities or other property so distributed with respect to Purchased Shares that are subject to First Refusal Rights may be held by the Company.

7. Lapse. First Refusal Rights shall lapse upon the earliest to occur of (i) the first date on which shares of Stock are held of record by more than 500 persons,
(ii) a determination is made by the board of directors of the Company that a public market exists for the Stock or (iii) the closing of a firm commitment underwritten public offering, pursuant to an effective registration statement under the Securities Act, covering the offer and sale of Stock in the aggregate amount of at least ten million dollars ($10,000,000). All Purchased Shares as to

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which First Refusal Rights lapse, subject to the terms of this Agreement and the
Option Agreement, remain subject to (i) the Repurchase Rights and (ii) the Market Stand-Off.

F.       SPECIAL TAX ELECTION

                  The acquisition of the Purchased Shares may result in adverse tax consequences which may be avoided or mitigated by filing an election under Code Section 83(b). Such election must be filed within 30 days after the date of this Agreement. A description of the tax consequences applicable to the acquisition of the Purchased Shares and the form for making the Code Section 83(b) election are set forth in Exhibit II. OPTIONEE SHOULD CONSULT WITH HIS OR HER TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE PURCHASED SHARES AND THE ADVANTAGES AND DISADVANTAGES OF FILING THE CODE SECTION 83(b) ELECTION. OPTIONEE ACKNOWLEDGES THAT IT IS OPTIONEE'S SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER CODE SECTION 83(b), EVEN IF OPTIONEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS OR HER BEHALF.

G.       GENERAL PROVISIONS

1. Assignment. The Company may assign Repurchase Rights and/or First Refusal Rights to any person or entity selected by the board of directors of the Company, including (without limitation) one or more stockholders of the Company.

2. No Employment or Service Contract. Subject to any rights Optionee may have under any other agreement with the Company, nothing in this Notice or in the Option Agreement or Plan confers upon Optionee any right to continue in the employment of the company for any period of time or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Employment at any time for any reason, with or without cause.

3. Notices. All notices, requests or other communications provided for in this Option Agreement shall be made, if to the Company, to 2500 Warrenville Road, Downers Grove, Illinois 60515, Attention: Controller, and if to Optionee, to the address indicated below Optionee's signature line on the Notice of Grant. All notices, requests or other communications provided for in this Option Agreement shall be in writing either (a) by personal delivery, (b) by facsimile with confirmation of receipt, (c) by mailing in the United States mails to the last known address of the party entitled thereto or (d) by express courier service. The notice, request or other communication shall be deemed given upon personal delivery, upon confirmation of receipt of facsimile transmission or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication sent to the Company is not given during regular business hours, it shall be deemed to be given on the next succeeding business day of the Company.

4. No Waiver. The failure of the Company in any instance to exercise Repurchase Rights or First Refusal Rights shall not constitute a waiver of any other repurchase

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rights and/or rights of first  refusal that may  subsequently  arise under the provisions of this Agreement or any other agreement between the Company and Optionee. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

5. Cancellation of Shares. If the Company shall make available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Purchased Shares to be repurchased in accordance with the provisions of this Agreement, then from and after such time, the person from whom such shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such shares shall be deemed purchased in accordance with the applicable provisions hereof, and the Company shall be deemed the owner and holder of such shares, whether or not the certificates therefor have been delivered as required by this Agreement.

6. Optionee Undertaking. Optionee hereby agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Optionee or the Purchased Shares pursuant to the provisions of this Agreement.

7. Governing Law. The interpretation, performance and enforcement of this Agreement, the Notice of Grant, the Option Agreement and the Plan, to the extent not governed by the laws of the United States, shall be governed by the laws of the State of Illinois and construed in accordance therewith without giving effect to principles of conflicts of laws.

8. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of any successors or assigns of the Company and any person or persons who shall, pursuant to Section 8(c) of the Option Agreement, acquire any rights under the Option in accordance with the Notice of Grant, this Option Agreement or the Plan.

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

                  IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                                       WESERVEHOMES.COM, INC.
                                                       By:
                                                       Title:
                                                       Address:




                                                       OPTIONEE
                                                       Name:
                                                       Address:


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



                                    APPENDIX


                  The  following  definitions  shall  be  in  effect  under  the
Agreement:

A. Fair Market Value of a share of Common Stock on any relevant date, prior to the initial public offering of the Common Stock, shall be determined by the Plan Administrator after taking into account such factors as it shall deem appropriate.

B. Owner means Optionee and all subsequent holders of the Purchased Shares who derive their chain of ownership through a Permitted Transfer from Optionee.

C. Permitted Transfer shall mean (i) a gratuitous transfer of the Purchased Shares, provided and only if Optionee obtains the Company's prior written consent to such transfer, (ii) a transfer of title to the Purchased Shares effected pursuant to Optionee's will or the laws of intestate succession following Optionee's death or (iii) a transfer to the Company in pledge as security for any purchase-money indebtedness incurred by Optionee in connection with the acquisition of the Purchased Shares.

D. Recapitalization means any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company's outstanding Stock as a class without the Company's receipt of consideration.

E.       Reorganization means any of the following transactions:

(i)  a merger or consolidation in which the Company is not the surviving entity,

(ii) a sale, transfer or other disposition of all or substantially all of the Company's assets,

(iii)a reverse merger in which the Company is the surviving entity but in which the Company's outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger, or

(iv) any transaction effected primarily to change the state in which the Company is incorporated or to create a holding company structure.

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

                                    EXHIBIT I

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


                  FOR VALUE RECEIVED ____________________ hereby sell(s), assign(s) and transfer(s) unto WeServeHomes.com, Inc. (the "Company"), __________________ (_______) shares of the Common Stock of the Company standing in his or her name on the books of the Company represented by Certificate No(s). __________________ herewith and do(es) hereby irrevocably constitute and appoint
__________________________ Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated: _________________


                            Signature:
                                       ----------------------------------------

                            Name:
                                 ----------------------------------------------

Instruction:  Please do not fill in any blanks  other than the  signature  line.
Please sign exactly as you would like your name to appear on the issued stock certificate. The purpose of this assignment is to enable the Company to exercise the Repurchase Rights or First Refusal Rights without requiring additional signatures on the part of Optionee.

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

                                   EXHIBIT II

                         FEDERAL INCOME TAX CONSEQUENCES
                         AND SECTION 83(b) TAX ELECTION


I. Federal Income Tax Consequences and Section 83(b) Election For Exercise of Non-Statutory Option. If the Purchased Shares are acquired pursuant to the exercise of a Non-Statutory Option, as specified in the Notice of Grant, then under Code Section 83, the excess of the Fair Market Value of the Purchased Shares on the date any forfeiture restrictions applicable to such shares lapse over the Exercise Price paid for such shares will be reportable as ordinary income on the lapse date. For this purpose, the term "forfeiture restrictions" includes the right of the Company to repurchase the Purchased Shares pursuant to the Repurchase Rights. However, Optionee may elect under Code Section 83(b) to be taxed at the time the Purchased Shares are acquired, rather than when and as such Purchased Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within 30 days after the date of this Agreement. Even if the Fair Market Value of the Purchased Shares on the date of this Agreement equals the Exercise Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as part of this Exhibit. FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE 30-DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY OPTIONEE AS THE FORFEITURE RESTRICTIONS LAPSE.

     II. Federal Income Tax Consequences and Conditional Section 83(b) Election For Exercise of Incentive Option. If the Purchased Shares are acquired pursuant to the exercise of an Incentive Option, as specified in the Notice of Grant, then the following tax principles shall apply to the Purchased
     Shares:

     (i) For regular tax purposes, no taxable income will be recognized at the time the Option is exercised.

     (ii)The excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares will be includible in Optionee's taxable income for alternative minimum tax purposes.

    (iii)If Optionee makes a disqualifying disposition of the Purchased Shares, then Optionee will recognize ordinary income in the year of such disposition equal in amount to the excess of (a) the Fair Market Value of the Purchased Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Purchased Shares lapse over (b) the Exercise Price paid for the Purchased Shares. Any additional gain recognized upon the disqualifying disposition will be either short-term or long-term capital

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         gain depending upon the period for which the Purchased Shares are held prior to the disposition.

(iv) For purposes of the foregoing, the term "forfeiture restrictions" includes the right of the Company to repurchase the Purchased Shares pursuant to the Repurchase Rights. The term "disqualifying disposition" means any sale or other disposition [fn. 1] of the Purchased Shares within two (2) years after the Grant Date or within one (1) year after the exercise date of the Option.

(v) Optionee may, in connection with the exercise of the Option for any Purchased Shares at the time subject to forfeiture restrictions, file a protective election under Code Section 83(b) which would limit Optionee's alternative minimum taxable income upon exercise to the excess of the Fair Market Value of the Purchased Shares on the date the Option is exercised over the Exercise Price paid for the Purchased Shares. In the absence of final Treasury Regulations relating to Incentive Options, it is not certain whether Optionee may similarly file a protective election under Section 83(b) which would limit Optionee's ordinary income upon a disqualifying disposition to the excess of the Fair Market Value of the Purchased Shares on the date the Option is exercised over the Exercise Price paid for the Purchased Shares. Accordingly, such election if properly filed will only be allowed to the extent the final Treasury Regulations permit such a protective election. Page 2 of the attached form for making the election should be filed with any election made in connection with the exercise of an Incentive Option.


1 Generally, a disposition of shares purchased under an Incentive Option includes any transfer of legal title, including a transfer by sale, exchange or gift, but does not include a transfer to the Optionee's spouse, a transfer into joint ownership with right of survivorship if Optionee remains one of the joint owners, a pledge, a transfer by bequest or inheritance or certain tax-free exchanges permitted under the Code.

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                             SECTION 83(b) ELECTION


     This statement is being made under Section 83(b) of the Internal Revenue Code, pursuant to Treas. Reg. Section 1.83-2.

(1)      The taxpayer who performed the services is:
         Name:
         Address:
         Taxpayer Ident. No.:

(2) The property with respect to which the election is being made is ___________ shares of the common stock of WeServeHomes.com, Inc.

(3)      The property was issued on ____________________.

(4)  The taxable year in which the  election is being made is the calendar  year
     ____________.

(5) The property is subject to repurchase rights pursuant to which the issuer has the right to acquire the property at the original purchase price if for any reason taxpayer's employment with the issuer is terminated. The issuer's repurchase right lapses in a series of installments over a four-year period ending on ___________, 200__.

(6) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $_____________ per share.

(7)      The amount paid for such property is $__________ per share.

(8) A copy of this statement was furnished to WeServeHomes.com, Inc. for whom taxpayer rendered the services underlying the transfer of property.

(9)      This statement is executed on _________________________.



----------------------                          ------------------------
Spouse (if any)                                 Taxpayer

This election must be filed with the Internal Revenue Service Center with which taxpayer files his or her Federal income tax returns and must be made within 30 days after the execution date of the Stock Purchase Agreement. This filing should be made by registered or certified mail, return receipt requested. Optionee must retain two (2) copies of the completed form for filing with his or her Federal and state tax returns for the current tax year and an additional copy for his or her records.

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The  property  described  in the above  Section  83(b)  election is comprised of shares of common stock acquired pursuant to the exercise of an incentive stock option under Section 422 of the Internal Revenue Code (the "Code"). Accordingly, it is the intent of the Taxpayer to utilize this election to achieve the following tax results:

1. The purpose of this election is to have the alternative minimum taxable income attributable to the purchased shares measured by the amount by which the fair market value of such shares at the time of their transfer to the Taxpayer exceeds the purchase price paid for the shares. In the absence of this election, such alternative minimum taxable income would be measured by the spread between the fair market value of the purchased shares and the purchase price which exists on the various lapse dates in effect for the forfeiture restrictions applicable to such shares. The election is to be effective to the full extent permitted under the Code.

2. Section 421(a)(1) of the Code expressly excludes from income any excess of the fair market value of the purchased shares over the amount paid for such shares. Accordingly, this election is also intended to be effective in the event there is a "disqualifying disposition" of the shares, within the meaning of
Section  421(b) of the Code,  which would  otherwise  render the  provisions  of
Section 83(a) of the Code applicable at that time. Consequently, the Taxpayer hereby elects to have the amount of disqualifying disposition income measured by the excess of the fair market value of the purchased shares on the date of transfer to the Taxpayer over the amount paid for such shares. Since Section 421(a) presently applies to the shares which are the subject of this Section 83(b) election, no taxable income is actually recognized for regular tax purposes at this time, and no income taxes are payable, by the Taxpayer as a result of this election.

THIS PAGE 2 IS TO BE ATTACHED TO ANY SECTION 83(b) ELECTION FILED IN CONNECTION WITH THE EXERCISE OF AN INCENTIVE STOCK OPTION UNDER THE FEDERAL TAX LAWS.


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